UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2006

Ultra Petroleum Corporation
(Exact Name of Registrant as Specified in its Charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 1200 Houston, Texas		77060
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (281) 876-0120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of a press release issued on January 24, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 24, 2006 by Ultra Petroleum Corporation (the “Company”)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM Corporation

January 24, 2006	By:	/s/ Kelly Whitley

	Name:	Kelly Whitley.
	Title:	Manager Investor Relations

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 24, 2006 by Ultra Petroleum Corporation.